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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                June 12, 2003


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)





               DELAWARE                  1-5823              36-6169860
     (State or Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)      Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

The following information is filed pursuant to Item 5 Other Events.
On June 11, 2003 CNA Financial Corporation issued a press release announcing the promotion of Robert L. McGinnis to President and Chief Executive Officer of CNA Life and Group Operations, CNA insurance companies. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1 CNA Financial Corporation press release, issued June 11, 2003 providing information on the promotion of Robert L. McGinnis to President and Chief Executive Officer of CNA Life and Group Operations, CNA insurance companies.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  June 12, 2003                    /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer



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